SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  F O R M 8 - K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (date of earliest event reported) February 23, 2000
                                                ------------------



                              COLUMBUS ENERGY CORP.
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             (Exact name of registrant as specified in its charter)


       Colorado                        1-9872                   84-0891713
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


       1660 Lincoln Street, Denver Colorado                     80264
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     (Address of Principal executive offices)                (Zip Code)


                                 (303) 861-5252
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              (Registrant's telephone number, including area code)


                                    No Change
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          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS

         On February 17, 2000 the Columbus Energy Corp. Board of Directors selected Arthur Andersen LLP to assist it with exploring strategic alternatives to maximize shareholder value which will include consideration of possibly selling the Company or finding a merger partner. A letter agreement to retain Arthur Andersen LLP was executed by the Company on February 28, 2000.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

    (C)      Exhibits:

             No. 28   -    Columbus Energy Corp. press release dated
                           February 23, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COLUMBUS ENERGY CORP.
                                            ---------------------
                                            (Registrant)





DATE:     March 1, 2000                      BY: /s/ Ronald H. Beck
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                                                 Ronald H. Beck
                                                 Vice President